UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2006

KeyCorp

(Exact name of registrant as specified in its charter)

0-850

(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

KeyCorp, an Ohio corporation (the “Company”), and KeyCorp Capital IX, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed on November 21, 2006 the public offering of $500,000,000 aggregate principal amount of the Trust’s 6.750% Enhanced Trust Preferred Securities (the “Capital Securities”), representing preferred beneficial interests in the Trust, pursuant to an Underwriting Agreement, dated November 16, 2006, among the Company, the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative (the “Representative”) of the several underwriters (collectively, the “Underwriters”) named in Schedule I to the Pricing Agreement, dated November 16, 2006, among the Company, the Trust and the Representative. The Capital Securities are fully, irrevocably and unconditionally guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement (the “Guarantee”) between the Company and Deutsche Bank Trust Company Americas, as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in 6.750% Junior Subordinated Debentures, due 2066 (the “Junior Subordinated Debentures”), issued pursuant to a Junior Subordinated Indenture (the “Indenture”) dated December 4, 1996, as supplemented by the First Supplemental Indenture, dated June 13, 2005, as supplemented by the Second Supplemental Indenture, dated August 1, 2005, as supplemented by the Third Supplemental Indenture, dated June 20, 2006, and as further supplemented by the Fourth Supplemental Indenture dated November 21, 2006, between the Company and Deutsche Bank Trust Company Americas, as successor indenture trustee. The Capital Securities, the Junior Subordinated Debentures and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File Nos. 333-134937, 333-134937-01 and 333-134937-02).

On November 21, 2006, in connection with the closing of the Capital Securities offering, the Company entered into a Replacement Capital Covenant (the “RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that neither the Company nor any subsidiary of the Company (including the Trust) will redeem or purchase any of the Capital Securities or the Junior Subordinated Debentures unless such redemptions or purchases are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC. A copy of the RCC is attached as an exhibit hereto and is incorporated herein by reference.

This report is also being filed for the purpose filing as exhibits the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement on Form S-3 filed by the Company and the Trust (File Nos. 333-134937 and 333-134937-02).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

1.1	Underwriting Agreement, dated November 16, 2006, between KeyCorp, the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Representative”), as Representative of the several Underwriters.

1.2	Pricing Agreement, dated November 16, 2006, between the Company, the Trust and the Representative of the several Underwriters.

4.1	Fourth Supplemental Indenture, dated November 21, 2006, between the Company and Deutsche Bank Trust Company Americas, as successor indenture trustee (Annexes C and D to the Fourth Supplemental Indenture are set forth in Exhibits 4.2 and 4.5, respectively).

4.2	Amended and Restated Trust Agreement, dated as of November 21, 2006, by and among the Company, Deutsche Bank Trust Company Americas, as Property Trustee, Deutsche Bank Trust Company Delaware, as Delaware Trustee and the Administrative Trustees named therein.

4.3	Specimen Capital Security Certificate (included as part of Exhibit 4.2).

4.4	Specimen 6.750% Junior Subordinated Debentures (included as part of Exhibit 4.1).

4.5	Guarantee Agreement, dated November 21, 2006, between the Company and Deutsche Bank Trust Company Americas, as Guarantee Trustee.

8.1	Tax Opinion of Squire, Sanders & Dempsey L.L.P. as to certain federal income tax matters relating to the Capital Securities.

23.1	Consent of Squire, Sanders & Dempsey L.L.P. (included as part of Exhibit 8.1).

99.1	Replacement Capital Covenant of the Company, dated as of November 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2006

KEYCORP

By:	/s/ Daniel R. Stolzer
Name:	Daniel R. Stolzer
Title:	Vice President and Deputy General Counsel

INDEX TO EXHIBITS

1.1	Underwriting Agreement, dated November 16, 2006, between KeyCorp, the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Representative”), as Representative of the several Underwriters.

1.2	Pricing Agreement, dated November 16, 2006, between the Company, the Trust and the Representative of the several Underwriters.

4.1	Fourth Supplemental Indenture, dated November 21, 2005, between the Company and Deutsche Bank Trust Company Americas, as successor indenture trustee (Annexes C and D to the Fourth Supplemental Indenture are set forth in Exhibits 4.2 and 4.5, respectively).

4.2	Amended and Restated Trust Agreement, dated as of November 21, 2006, by and among the Company, Deutsche Bank Trust Company Americas, as Property Trustee, Deutsche Bank Trust Company Delaware, as Delaware Trustee and the Administrative Trustees named therein.

4.3	Specimen Capital Security Certificate (included as part of Exhibit 4.2).

4.4	Specimen 6.750% Junior Subordinated Debentures (included as part of Exhibit 4.1).

4.5	Guarantee Agreement, dated November 21, 2006, between the Company and Deutsche Bank Trust Company Americas, as Guarantee Trustee.

8.1	Tax Opinion of Squire, Sanders & Dempsey L.L.P. as to certain federal income tax matters relating to the Capital Securities.

23.1	Consent of Squire, Sanders & Dempsey L.L.P. (included as part of Exhibit 8.1).

99.1	Replacement Capital Covenant of the Company, dated as of November 21, 2006.